UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Large Cap Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Amundi Asset Management US, Inc. (“Amundi”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 20.84%, relative to a 27.60% return for the Russell 1000® Growth Index and a 28.71% return for the S&P 500® Index, the Fund’s benchmark indexes.
Amundi Commentary
Market Commentary: Real U.S. gross domestic product grew at an estimated 5.6% in 2021, the fastest pace in 37 years, as vaccinations coupled with unprecedented levels of monetary and global stimulus launched a sharp economic recovery. The rapid pace of growth strained global supply chains, pushing inflation to its highest level in more than 30 years. Corporate earnings soared, benefitting from both strong demand and consumer willingness to accept higher prices. Equity markets responded accordingly, with the Russell 1000 Growth Index returning 27.60%.
Consistent with 2020, mega-cap stocks continued to outperform. As a result, there was a record level of concentration in the Russell 1000 Growth Index at year-end with the largest five stocks representing 38% of the Index. Unlike 2020, however, it was primarily earnings growth, not price-to-earnings multiple expansion, that drove returns in 2021. Price-to-earnings multiples compressed for many stocks in anticipation of higher interest rates and slower growth.
From a style perspective, large-cap growth outperformed large-cap value while value outperformed growth across the mid- and small-cap spectrum. Large-cap growth’s continued outperformance in 2021 was due to both the strong performance of technology-related stocks and the large weight that the technology sector has in the Russell 1000 Growth Index. Small and mid-cap growth returns meaningfully lagged their large-cap counterparts. While many mid-cap tech stocks had higher valuations and narrower competitive moats than their large-cap peers, we think their underperformance could be a precursor for the performance of mega-cap tech stocks in 2022. For this reason, we believe conservatively-positioned active growth managers may be poised to outperform the Russell 1000 Growth Index and the more aggressively-positioned actively managed growth portfolios.
Performance Overview: For calendar year 2021, the portion of the Fund sub-advised by Amundi underperformed the 27.60% return of the Russell 1000 Growth Index benchmark primarily due to two primary factors:
1. The first is that due to its valuation discipline, the portfolio did not hold shares of NVIDIA (up 125% in 2021) trading at a 62x price-to-earnings ratio and Tesla (up 50% for the year) while trading at a 167x price-to-earnings ratio. These stocks performed exceptionally in 2021 in a speculative market environment. The lack of exposure to the stocks accounted for over 60% of the underperformance for the year. We believe the excessive valuation of many high-growth stocks creates a high level of risk for investors that hold these stocks. Our approach is to invest in reasonably priced secular growth stocks.
2. A second reason for the underperformance was rising COVID-19 cases, which hindered the global economic recovery. Some of the portfolio’s more cyclically exposed holdings suffered as a result. An example is Zimmer Biomet Holdings, which suffered from a lack of elective surgeries as COVID cases increased. Another example is MasterCard, which was hurt by the decline in global travel. Both stocks remain holdings as we believe the headwinds are temporary.
Stocks that contributed to benchmark relative returns for the year included Alphabet. The company holds market dominance in search and advertising, coupled with having the world’s most-used smartphone operating system (Android) as well as the largest video-sharing site (YouTube), providing a wide moat that enables the company to generate high returns on capital along with steady, secular growth. The stock had a very strong year, driven by a recovery in advertising spending and growth in cloud computing. Charles Schwab was another top contributor for the year. The company is a fit with the portfolio’s investment approach given its leadership position in discount brokerage and its ability to increase assets as the secular trend away from traditional brokerage firms continues. The decline in interest rates negatively impacted profit margins for the company last year, but 10-year Treasury yields rose during the year, helping Schwab’s financial returns.
Outlook and Positioning: The Omicron variant is now spreading very rapidly throughout the population, but fortunately with lower rates of hospitalization and deaths leading to less disruption to economic and social life. New lockdowns seem unlikely. Given the rapid spread, we believe the peak is imminent and likely to be followed by caseloads collapsing rapidly, as immunity occurs through infection and vaccine uptake. However, given the sheer number of infections, employee absence is likely to remain an issue for many businesses for some time.
High rates of inflation - though more persistent than previously expected - are expected to decline throughout 2022 as supply chain pressures ease and shortages of certain goods abate. The yield on the 10-Year Treasury is expected to rise somewhat as the economy enters a post-pandemic phase of recovery, and corporate earnings growth should remain strong throughout 2022.
Overall, we remain optimistic that the recovery will continue and that many areas of the service economy, including hospitality, lodging and travel will see increased strength as the U.S. trends towards pre-pandemic norms. This environment is unlikely to benefit the more speculative parts of the market, which have recently come under pressure.
Current sector over-weights in the portfolio include industrials, where companies have benefited from both secular growth in industrial automation as well as a cyclical recovery. The portfolio is also overweight quality financials and health care stocks. The portfolio remains underweight the information technology sector, for both valuation and diversification reasons.
J.P. Morgan Commentary
Market Review: The S&P 500 Index relentlessly marched higher in 2021, unfazed by several bouts of volatility, returning +28.71% for the year. The energy and real estate sectors, which were the laggards of 2020, contributed most this year, rising by 54.35% and 46.14% respectively. While all sectors ended in the green, utilities and consumer staples sectors failed to keep up the pace, returning 17.67% and 18.63%, respectively.
Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout the year, with the S&P 500 Index posting a historic record of 70 all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for the year. The rally was not without its challenges, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze whipsawed the U.S. equity market in the first quarter, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new Omicron variant were identified, triggering a sell-off in November. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended on strength for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, tightened lockdowns and restrictions in some parts of Asia and Europe, along with rising COVID-19 cases globally, remain as potential areas of concern that could further disrupt global supply chains and move inflation higher.
Large cap stocks as represented by the S&P 500 Index outperformed the small cap Russell 2000® Index, as they returned 28.71% vs. 14.82%, respectively. Value narrowly underperformed growth as the Russell 3000® Value Index returned 25.37% and the Russell 3000® Growth Index rose by 25.85%.
Portfolio Review: After four years of strong outperformance, 2021 was a challenging year for most large cap growth managers, and the portion of the Fund sub-advised by JPMorgan was not immune to this, underperforming the Russell 1000 Growth Index for the year. The challenging market backdrop adversely impacted performance in 2021. Within the market, a stylistic tug-of-war played out during the year as higher growth companies, growth cyclicals as well as lower valuation GARP (growth at a reasonable price) stocks all came into/out of the limelight to varying degrees and at different periods of time. As a result, stocks that came into this year exhibiting good momentum were generally out of favor. Given that momentum is an important part of our process and a structural bias for the portfolio, this was a headwind. Additionally, the concentration of performance within the benchmark negatively impacted stock selection in 2021, particularly in the technology sector as large benchmark holdings rallied over the course of the year and our underweights detracted. Average underweight positions in Microsoft, Alphabet, and NVIDIA accounted for roughly one-third of the portfolio’s underperformance. Stock selection in financials was a notable contributor, though not enough to offset results elsewhere.
At the individual stock level, underweight positions in Microsoft and Alphabet were the top detractors as both outperformed over the course of 2021. Throughout the year we added to both positions with Microsoft remaining an underweight while Alphabet is now an overweight position. On the positive side, an overweight position in Blackstone was the top contributor in 2021. All of Blackstone’s outperformance came in the first three quarters of the year, with the company generating momentum behind their impressive run of fundamental outperformance, with strong investment performance, near-record capital deployment and record inflows. Blackstone remains a top overweight position. An underweight position in Amazon also contributed as the stock underperformed the broader market.
The heart of our investment process is identifying companies that we believe will drive market leadership, where we can build a differentiated perspective on the growth profile and where the stocks are exhibiting good price momentum. What is just as important is keeping an open mind about where new ideas come from. Market leadership isn’t static, it evolves overtime. Consistent with this thinking and our process for managing risk in the portfolio, we have reduced exposure to high growth, high valuation companies that have historically driven performance and where momentum has weakened. That differentiated perspective we seek is no longer as pronounced in this cohort. Software is a good example, and one of the reasons why we continue to be underweight the technology sector. That relative weight has narrowed over the course of 2021 as we added to select mega-cap positions like Alphabet, Apple and Microsoft, though the last two remain underweight. Elsewhere, we have built up positions in companies where we do see that fundamental disconnect between our view and market expectations, and where expectations are more modest. We believe companies with these characteristics may constitute the next cohort of market leadership. Financials and select positions within consumer and industrials are a good example of this. While near term shifts in market leadership can pose near-term headwinds for our process, we have successfully managed through similar periods in the past and performance has historically been strong following periods of short-term underperformance.
The portfolio did not invest in derivatives during the period.
Market Outlook: We continue to focus on fundamentals of the economy and company earnings. Our core analysts’ estimates for S&P 500 earnings currently project +8% growth for 2022 and +5% for 2023. While subject to revision, this forecast reflects our expectations for a recovery in the underlying economy and includes our best analysis of earnings expectations. Unemployment and other uncertainties, such as fiscal stimulus, the pace of economic growth, the Omicron variant of COVID-19, and vaccine distribution, will be integral to investor sentiment moving forward.
While the economic recovery is underway, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, we maintain exposure to quality, focus on high conviction stocks, and take advantage of market dislocations for compelling stock selection opportunities.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	21.20%	25.25%	19.17%
Investor Class	20.84%	24.82%	18.92%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Technology	30.12%
Communications	20.61
Consumer, Non-cyclical	17.32
Consumer, Cyclical	11.07
Financial	10.96
Industrial	7.42
Basic Materials	1.27
Energy	1.11
Short Term Investments	0.12
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,094.90	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.31
Investor Class
Actual	$1,000.00	$1,093.10	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 1.26%
144,680	Freeport-McMoRan Inc	$ 6,037,496
15,631	Sherwin-Williams Co	5,504,613
		11,542,109
Communications — 20.51%
791	Airbnb Inc Class A(a)	131,694
23,797	Alphabet Inc Class C(a)	68,858,761
13,853	Amazon.com Inc(a)	46,190,612
7,646	Booking Holdings Inc(a)	18,344,513
60,554	CDW Corp	12,400,248
16,506	Etsy Inc(a)	3,613,824
7,385	FactSet Research Systems Inc	3,589,184
20,211	Match Group Inc(a)	2,672,905
363	MercadoLibre Inc(a)	489,469
36,097	Meta Platforms Inc Class A(a)	12,141,226
25,872	Motorola Solutions Inc	7,029,422
12,650	Netflix Inc(a)	7,620,866
1,686	Roku Inc(a)	384,745
74	Shopify Inc Class A(a)	101,927
83,008	Snap Inc Class A(a)	3,903,866
3,255	Trade Desk Inc Class A(a)	298,288
909	Wayfair Inc Class A(a)(b)	172,683
		187,944,233
Consumer, Cyclical — 11.02%
3,695	AutoZone Inc(a)	7,746,161
12,211	Carvana Co(a)	2,830,388
4,585	Chipotle Mexican Grill Inc(a)	8,015,726
59,255	Copart Inc(a)	8,984,243
46,331	Hilton Worldwide Holdings Inc(a)	7,227,173
37,821	Lowe's Cos Inc	9,775,972
15,044	O'Reilly Automotive Inc(a)	10,624,524
8,446	Rivian Automotive Inc Class A(a)(b)	875,766
89,678	Ross Stores Inc	10,248,402
109,066	Tapestry Inc	4,428,079
18,974	Tesla Inc(a)	20,051,344
133,808	TJX Cos Inc	10,158,703
		100,966,481
Consumer, Non-Cyclical — 17.25%
3,056	ABIOMED Inc(a)	1,097,624
9,327	Affirm Holdings Inc(a)	937,923
11,428	Align Technology Inc(a)	7,510,253
1,411	Alnylam Pharmaceuticals Inc(a)	239,277
6,515	Biogen Inc(a)	1,563,079
14,557	Block Inc(a)	2,351,101
32,114	Danaher Corp	10,565,827
6,833	Dexcom Inc(a)	3,668,979
68,002	Edwards Lifesciences Corp(a)	8,809,659
42,167	Eli Lilly & Co	11,647,369
11,879	Equifax Inc	3,478,053
16,300	Estee Lauder Cos Inc Class A	6,034,260
8,570	Exact Sciences Corp(a)	667,003
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
31,920	HCA Healthcare Inc	$ 8,200,886
5,716	Humana Inc	2,651,424
14,143	Intuitive Surgical Inc(a)	5,081,580
24,848	McKesson Corp	6,176,467
3,399	Moderna Inc(a)	863,278
52,093	Monster Beverage Corp(a)	5,003,012
68,725	PayPal Holdings Inc(a)	12,960,161
41,913	PepsiCo Inc	7,280,707
186,109	Pfizer Inc	10,989,737
5,922	Regeneron Pharmaceuticals Inc(a)	3,739,862
24,885	Seagen Inc(a)	3,847,221
26,705	Thermo Fisher Scientific Inc	17,818,644
45,503	Verisk Analytics Inc	10,407,901
34,827	Zimmer Biomet Holdings Inc	4,424,422
		158,015,709
Energy — 1.11%
4,930	Enphase Energy Inc(a)	901,894
308,431	Schlumberger NV	9,237,509
		10,139,403
Financial — 10.91%
95,801	Blackstone Inc	12,395,691
18,976	Capital One Financial Corp	2,753,228
312,843	Charles Schwab Corp	26,310,096
86,105	Intercontinental Exchange Inc	11,776,581
18,754	Marsh & McLennan Cos Inc	3,259,820
64,874	Mastercard Inc Class A	23,310,526
88,052	Morgan Stanley	8,643,184
47,669	Progressive Corp	4,893,223
9,775	SVB Financial Group(a)	6,629,796
		99,972,145
Industrial — 7.39%
182,600	Amphenol Corp Class A	15,970,196
29,697	Deere & Co	10,182,804
31,922	Illinois Tool Works Inc	7,878,350
36,876	Rockwell Automation Inc	12,864,193
78,997	Stanley Black & Decker Inc	14,900,414
29,312	Trane Technologies PLC	5,921,903
		67,717,860
Technology — 29.99%
27,375	Accenture PLC Class A	11,348,306
19,260	Adobe Inc(a)	10,921,576
93,914	Advanced Micro Devices Inc(a)	13,514,225
340,631	Apple Inc	60,485,847
9,122	ASML Holding NV	7,262,389
56,213	Electronic Arts Inc	7,414,495
3,554	HubSpot Inc(a)	2,342,619
13,566	Intuit Inc	8,725,922
6,777	Lam Research Corp	4,873,679
227,818	Microsoft Corp	76,619,750
4,033	MongoDB Inc(a)	2,134,868

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Technology — (continued)
3,394	MSCI Inc	$ 2,079,470
44,771	NVIDIA Corp	13,167,599
98,989	Oracle Corp	8,632,831
116,353	QUALCOMM Inc	21,277,473
47,350	salesforce.com Inc(a)	12,033,055
15,185	Synopsys Inc(a)	5,595,672
26,348	Texas Instruments Inc	4,965,808
1,293	Twilio Inc Class A(a)	340,499
3,546	Workday Inc Class A(a)	968,696
		274,704,779
TOTAL COMMON STOCK — 99.44% (Cost $619,261,293)		$911,002,719
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.12%
$251,504	Undivided interest of 0.30% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $251,504 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(c)	251,504
251,504	Undivided interest of 0.43% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $251,504 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(c)	251,504
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$251,504	Undivided interest of 0.57% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $251,504 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(c)	$ 251,504
251,504	Undivided interest of 2.47% in a repurchase agreement (principal amount/value $10,178,750 with a maturity value of $10,178,792) with HSBC Securities (USA) Inc, 0.05%, dated 12/31/21 to be repurchased at $251,504 on 1/3/22 collateralized by various U.S. Government Agency securities, 1.64% - 4.50%, 3/1/31 - 12/1/51, with a value of $10,382,325.(c)	251,504
52,948	Undivided interest of 34.27% in a repurchase agreement (principal amount/value $154,520 with a maturity value of $154,521) with TD Securities (USA) Inc, 0.05%, dated 12/31/21 to be repurchased at $52,948 on 1/3/22 collateralized by various U.S. Government Agency securities, 2.50%, 11/1/51 - 1/1/52, with a value of $157,610.(c)	52,948
TOTAL SHORT TERM INVESTMENTS — 0.12% (Cost $1,058,964)		$ 1,058,964
TOTAL INVESTMENTS — 99.56% (Cost $620,320,257)		$912,061,683
OTHER ASSETS & LIABILITIES, NET — 0.44%		$ 4,022,468
TOTAL NET ASSETS — 100.00%		$916,084,151

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2021.
(c)	Collateral received for securities on loan.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Large Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $1,037,735 of securities on loan)(a)	$911,002,719
Repurchase agreements, fair value(b)	1,058,964
Cash	8,074,363
Dividends receivable	258,577
Subscriptions receivable	155,121
Total Assets	920,549,744
LIABILITIES:
Payable for director fees	3,085
Payable for other accrued fees	59,387
Payable for shareholder services fees	66,688
Payable to investment adviser	485,474
Payable upon return of securities loaned	1,058,964
Redemptions payable	2,791,995
Total Liabilities	4,465,593
NET ASSETS	$916,084,151
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$8,550,144
Paid-in capital in excess of par	596,400,434
Undistributed/accumulated earnings	311,133,573
NET ASSETS	$916,084,151
NET ASSETS BY CLASS
Investor Class	$225,666,660
Institutional Class	$690,417,491
CAPITAL STOCK:
Authorized
Investor Class	100,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	22,797,461
Institutional Class	62,703,980
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.90
Institutional Class	$11.01
(a) Cost of investments	$619,261,293
(b) Cost of repurchase agreements	$1,058,964
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Large Cap Growth Fund
INVESTMENT INCOME:
Income from securities lending	$5,414
Dividends	5,647,163
Total Income	5,652,577
EXPENSES:
Management fees	5,469,093
Shareholder services fees – Investor Class	684,587
Audit and tax fees	31,626
Custodian fees	44,629
Director's fees	17,642
Legal fees	10,361
Pricing fees	234
Registration fees	38,366
Shareholder report fees	99
Transfer agent fees	8,049
Other fees	3,617
Total Expenses	6,308,303
Less amount waived by investment adviser	71,480
Net Expenses	6,236,823
NET INVESTMENT LOSS	(584,246)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	141,233,181
Net Realized Gain	141,233,181
Net change in unrealized appreciation on investments	26,616,610
Net Change in Unrealized Appreciation	26,616,610
Net Realized and Unrealized Gain	167,849,791
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$167,265,545
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Large Cap Growth Fund	2021	2020
OPERATIONS:
Net investment income (loss)	$(584,246)	$649,011
Net realized gain	141,233,181	217,081,711
Net change in unrealized appreciation	26,616,610	46,715,384
Net Increase in Net Assets Resulting from Operations	167,265,545	264,446,106
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(45,574,310)	(43,272,089)
Institutional Class	(134,027,674)	(139,080,620)
From Net Investment Income and Net Realized Gains	(179,601,984)	(182,352,709)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	74,969,213	37,854,513
Institutional Class	142,077,543	67,883,835
Shares issued in reinvestment of distributions
Investor Class	45,574,310	43,272,089
Institutional Class	134,027,674	139,080,620
Shares redeemed
Investor Class	(65,339,245)	(82,262,039)
Institutional Class	(184,737,824)	(296,023,076)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	146,571,671	(90,194,058)
Total Increase (Decrease) in Net Assets	134,235,232	(8,100,661)
NET ASSETS:
Beginning of year	781,848,919	789,949,580
End of year	$916,084,151	$781,848,919
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	6,866,939	3,654,132
Institutional Class	11,997,459	6,576,010
Shares issued in reinvestment of distributions
Investor Class	4,416,814	4,170,255
Institutional Class	11,692,711	12,361,157
Shares redeemed
Investor Class	(5,977,845)	(7,818,655)
Institutional Class	(15,154,327)	(26,461,735)
Net Increase (Decrease)	13,841,751	(7,518,836)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$10.24	(0.04)	2.16	2.12	(0.10)	(2.36)	(2.46)	$ 9.90	20.84%
12/31/2020	$ 9.49	(0.02) (d)	3.89	3.87	(0.27)	(2.85)	(3.12)	$10.24	41.45%
12/31/2019	$ 8.22	0.00 (e)	2.98	2.98	(0.02)	(1.69)	(1.71)	$ 9.49	36.21%
12/31/2018	$10.33	0.00 (e)	0.01	0.01	(0.03)	(2.09)	(2.12)	$ 8.22	0.05%
12/31/2017	$ 8.49	0.01	2.53	2.54	(0.07)	(0.63)	(0.70)	$10.33	30.05%
Institutional Class
12/31/2021	$11.13	0.00	2.35	2.35	(0.11)	(2.36)	(2.47)	$11.01	21.20%
12/31/2020	$10.12	0.02	4.16	4.18	(0.32)	(2.85)	(3.17)	$11.13	41.99%
12/31/2019	$ 8.66	0.04	3.14	3.18	(0.03)	(1.69)	(1.72)	$10.12	36.78%
12/31/2018	$10.76	0.04	0.00 (e)	0.04	(0.05)	(2.09)	(2.14)	$ 8.66	0.32%
12/31/2017	$ 8.83	0.04	2.65	2.69	(0.13)	(0.63)	(0.76)	$10.76	30.55%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2021	$225,667	1.02%	1.00%	(0.34%)	46%
12/31/2020	$179,126	1.02%	1.00%	(0.18%)	51%
12/31/2019	$165,870	1.02%	1.00%	0.03%	32%
12/31/2018	$143,392	1.02%	1.00%	0.02%	42%
12/31/2017	$181,104	1.01%	1.00%	0.06%	29%
Institutional Class
12/31/2021	$690,417	0.65%	0.65%	0.01%	46%
12/31/2020	$602,723	0.65%	0.65%	0.17%	51%
12/31/2019	$624,079	0.65%	0.65%	0.37%	32%
12/31/2018	$595,709	0.65%	0.65%	0.38%	42%
12/31/2017	$722,413	0.65%	0.65%	0.41%	29%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Large Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2021

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2021

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$7,274,754	$17,692,977
Long-term capital gain	172,327,230	164,659,732
	$179,601,984	$182,352,709
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$2,193,213
Undistributed long-term capital gains	20,505,994
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	288,434,366
Tax composition of capital	$311,133,573
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$623,627,317
Gross unrealized appreciation on investments	299,410,466
Gross unrealized depreciation on investments	(10,976,100)
Net unrealized appreciation on investments	$288,434,366

Annual Report - December 31, 2021

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.64% of the Fund’s average daily net assets up to $1 billion dollars, 0.59% of the Fund’s average daily net assets over $1 billion dollars and 0.54% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$48,713	$61,696	$71,480	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with Amundi Asset Management US, Inc and J.P. Morgan Investment Management, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $387,315,197 and $414,718,691, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the

Annual Report - December 31, 2021

Fund had securities on loan valued at $1,037,735 and received collateral as reported on the Statement of Assets and Liabilities of $1,058,964 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Large Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 22% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022